                                                 Supplement dated July 31, 2001 to the
                                                   Prospectus dated February 9, 2001

         The Prospectus is changed as follows:

1.       The supplement dated March 1, 2001 is withdrawn.

2.       The  paragraph  captioned  "Class N Shares"  under the heading  "What  Classes of Shares  Does the Fund  Offer?" on page 15 is revised by deleting the first three sentences of that section and replacing it with the following  sentence:  "If you buy  Class N shares  (available  only  through  certain  retirement  plans),  you pay no sales  charge at the time of purchase, but you will pay an annual asset-based sales charge."

3.       The first and second  sentences of the section  captioned  "Class A Contingent  Deferred  Sales Charge" on page 18 are deleted and replaced with the following:

                           There is no initial sales charge on  non-retirement  plan purchases of Class A shares of any one or more of the  Oppenheimer  funds  aggregating  $1  million  or more,  or for  certain  purchases  by particular  types of retirement plans that were permitted to purchase such shares prior to March 1,
                           2001.  (After March 1, 2001,  retirement plans are not permitted to make initial purchases of Class
                           A shares subject to a contingent  deferred sales  charge.) The  Distributor  pays dealers of record commissions  in an amount  equal to 1.0% of  purchases  of $1  million  or more other than by those grandfathered retirement accounts.

4.       The following  sentence in the section  captioned  "Class A Contingent  Deferred  Sales  Charge" on page 18 is deleted:  "That commission  will not be paid on  purchases  of  shares in  amounts  of $1  million  or more  (including  any right of accumulation)  by a retirement plan that pays for the purchase with the redemption  proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year."

5.       The following is added after "Can You Reduce Class A Sales Charges?"
                  on page 19:

                           Purchases by Certain  Retirement  Plans.  There is no initial  sales charge on purchases of Class A shares of any one or more  Oppenheimer  funds by retirement  plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor,  and by retirement plans  which  are  part of a  retirement  plan  product  or  platform  offered  by  certain  banks, broker-dealers,  financial advisors, insurance companies or recordkeepers which have entered into a special  agreement  with the  Distributor.  There is no contingent  deferred  sales charge upon the redemption of such shares.  The  Distributor  currently  pays dealers of record  concessions  in an amount equal to 0.25% of the purchase  price of Class A shares by those  retirement  plans from its own  resources at the time of sale.  That  concession  will not be paid on purchases of shares by a retirement  plan made with the  redemption  proceeds  of Class N shares of one or more  Oppenheimer funds held by the plan for more than (18) months.

6.       The first paragraph in "How Can You Buy Class N Shares?" on page 20 is revised to read as follows:

                           Class N shares are offered only through  retirement  plans  (including  IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through  retirement plans (not  including  IRAs and 403(b)  plans)  that have assets of $500,000 or more or 100 or more eligible  participants.  See  "Availability  of Class N  shares"  in the  Statement  of  Additional
                           Information for other circumstances where Class N shares are available for purchase.

7.       The following is added to the end of the last paragraph under "Distribution and Service Plans for Class B, Class C and Class N Shares" on page 21:

                           That sales  concession  on the sale of Class N shares will not be paid on (i)  purchases of Class N shares in amounts of  $500,000 or more by a  retirement  plan that pays for the  purchase  with the redemption  proceeds of Class C shares of one or more  Oppenheimer  funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k)
                           plan to any IRA invested in the Oppenheimer  funds), (ii) purchases of Class N shares in amounts of
                           $500,000 or more by a retirement  plan that pays for the purchase with the  redemption  proceeds of
                           Class   A   shares   of  one  or  more   Oppenheimer   funds   (other   than   rollovers   from  an
                           OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),  and (iii) on purchases of Class N shares by an  OppenheimerFunds  - sponsored  Pinnacle or
                           Ascender  401(k)  plan  made  with  the  redemption  proceeds  of  Class  A  shares  of one or more
                           Oppenheimer funds.

8.       The following replaces the third sentence under the heading entitled "Oppenheimerfunds Internet Web Site" on page 23:

                           To perform account  transactions or obtain account information online, you must first obtain a user
                           I.D. and password on that website.

         9.       The first sentence of the last paragraph under the heading  "Shareholder Account Rules and Policies" on page
                  28 is  revised by adding the words" and  annual  notice of the  Fund's  privacy  policy"  after the  phrase,
                  "annual and semi-annual report".

         10.      The last  sentence of the last  paragraph  under the heading  "Shareholder  Account Rules and Policies" on page 28 is revised to read as follows:

                           Individual  copies of  prospectuses,  report and privacy  notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

11.      The first sentence under "How to Get More Information" on the prospectus back cover is revised to read as follows:

                           You can request the Statement of Additional  Information,  the Annual and Semi-Annual  Reports, the
                           notice explaining the Fund's privacy policy and other information about the Fund or your account:

July 31, 2001                                                                   PSO236.015